UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2020 (July 30, 2020)

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2020, AECOM (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2020. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The Company reports its results of operations based on 52 or 53-week periods ending on the Friday nearest September 30, December 31, March 31, and June 30. For clarity of presentation, all periods are presented as if the periods ended on September 30, December 31, March 31, and June 30.

Item 2.03. Creation of a Direct Financial Obligation

On July 30, 2020, the Company borrowed $248,522,000 in aggregate principal amount of term loans (the “Term Loans”) under its previously announced secured delayed draw term loan facility, pursuant to the Syndicated Facility Agreement (the “Credit Agreement”), dated as of October 17, 2014, among the Company, Bank of America, N.A., as administrative agent, and the other parties thereto, as amended through the date hereof, the material terms of which are described under the heading “7. Debt—2014 Credit Agreement”  in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 6, 2020 and incorporated by reference herein.

Item 8.01. Other Events.

On July 31, 2020, a subsidiary of the Company (the “Issuer”) delivered a Notice of Full Redemption to holders of its outstanding 5.00% Senior Notes due 2022 (the "2022 URS Senior Notes"), notifying them of the Issuer’s election to redeem all of the $248,522,000 currently outstanding 2022 URS Senior Notes on August 31, 2020. The 2022 URS Senior Notes were assumed by the Issuer in connection with the Company’s acquisition of URS Corporation in 2014. The Company intends to use the proceeds of the Term Loans described above and cash on hand to fund the redemption of the 2022 URS Senior Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 4, 2020 entitled “AECOM reports third quarter fiscal year 2020 results”
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Dated: August 4, 2020	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer